UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Europe Equity Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.34%, 2.41%, 2.28% and .90% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods for Class C shares and the 3-year, 5-year and 10-year periods for Class A and B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of DWS Europe Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Europe Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	16.78%	19.04%	24.35%	14.80%	10.65%
Class B	16.26%	17.92%	23.18%	13.78%	9.73%
Class C	16.30%	18.03%	23.31%	13.86%	9.78%
MSCI Europe Index+	18.17%	26.99%	25.03%	17.41%	11.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/07
DWS Europe Equity Fund	6-Month‡	1-Year	Life of Class*
Institutional Class	17.04%	19.50%	22.86%
MSCI Europe Index+	18.17%	26.99%	25.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/07	$ 40.83	$ 40.36	$ 40.39	$ 41.36
10/31/06	$ 36.80	$ 36.16	$ 36.22	$ 36.84
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ 1.97	$ 1.55	$ 1.59	$ 1.61
Class A Lipper Rankings — European Region Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	88	of	98	89
3-Year	50	of	91	55
5-Year	58	of	78	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Europe Equity Fund — Class A [] MSCI Europe Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Europe Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,220	$18,121	$18,794	$25,939
	Average annual total return	12.20%	21.92%	13.45%	10.00%
Class B	Growth of $10,000	$11,492	$18,490	$18,973	$25,299
	Average annual total return	14.92%	22.74%	13.67%	9.73%
Class C	Growth of $10,000	$11,803	$18,749	$19,133	$25,414
	Average annual total return	18.03%	23.31%	13.86%	9.78%
MSCI Europe Index+	Growth of $10,000	$12,699	$19,545	$22,308	$28,675
	Average annual total return	26.99%	25.03%	17.41%	11.11%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Comparative Results as of 4/30/07
DWS Europe Equity Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,195,000	$1,552,200
	Average annual total return	19.50%	22.86%
MSCI Europe Index+	Growth of $1,000,000	$1,269,900	$1,610,300
	Average annual total return	26.99%	25.69%

The growth of $1,000,000 is cumulative.

* Institutional Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.15% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Europe Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	16.92%	19.28%	24.58%	15.03%	10.92%
MSCI Europe Index+	18.17%	26.99%	25.03%	17.41%	11.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 40.91
10/31/06	$ 36.89
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ 2.03
Class S Lipper Rankings — European Region Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	86	of	98	87
3-Year	45	of	91	49
5-Year	55	of	78	70
10-Year	23	of	32	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Europe Equity Fund — Class S [] MSCI Europe Index+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Europe Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,928	$19,335	$20,140	$28,188
	Average annual total return	19.28%	24.58%	15.03%	10.92%
MSCI Europe Index+	Growth of $10,000	$12,699	$19,545	$22,308	$28,675
	Average annual total return	26.99%	25.03%	17.41%	11.11%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April 30, 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,167.80	$ 1,162.60	$ 1,163.00	$ 1,169.20	$ 1,170.40
Expenses Paid per $1,000*	$ 7.09	$ 12.23	$ 11.85	$ 5.97	$ 4.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,018.25	$ 1,013.49	$ 1,013.84	$ 1,019.29	$ 1,020.38
Expenses Paid per $1,000*	$ 6.61	$ 11.38	$ 11.03	$ 5.56	$ 4.46
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Europe Equity Fund	1.32%	2.28%	2.21%	1.11%	.89%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Paras Anand discusses DWS Europe Equity Fund's strategy and the market environment during the six-month period ended April 30, 2007.

Q: How did the European markets perform during the semiannual period?

A: European equities delivered a strong absolute return of 18.17% during the past six months, as measured by the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index. In comparison, the broader world markets — as measured by the MSCI World Index — returned 11.87%.1 Europe also has outperformed the global markets by a wide margin over the long term, as illustrated in the table below:

	1-year	3-year	5-year	10-year	15-year
MSCI Europe Index	26.99%	25.03%	17.41%	11.11%	11.95%
MSCI World Index	16.98%	17.10%	12.17%	8.00%	9.71%

Performance is historical and no guarantee of future results.

There are several reasons for Europe's strong performance during the semiannual period, but the most important is likely the surprising pace of economic growth in France and Germany. Both countries have long been laggards relative to the broader global economy, but both have been reporting better-than-expected data for the past year and a half. Coming at a time when investors are growing less confident in the growth outlook for the United States, this trend has attracted cash to the European markets. Also boosting returns has been a sharp increase in merger and acquisition activity. Private equity firms have been very active in Europe, where markets tend to be less efficient than in the United States. This not only has led to gains in the shares of companies that have been taken over, but it also has led to speculative buying in the shares of other small- and mid-cap companies thought to be likely acquisition targets. The result is that the valuation gap that has long existed between the US and European markets is gradually closing, leading to outperformance for Europe.

1 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of April, 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

US investors derived an additional benefit from gains in the euro and British pound, a result of the strength in the Continental and British economies relative to the United States.2 The euro, which was worth $1.2726 at the start of the period, rose to $1.3658 by April 30, 2007. Similarly, the British pound climbed from $1.8993 to $1.9983. Trends in the currency markets are transitory, of course, but the weakness in the dollar has been a distinct positive for US investors in European equities.

2 Since foreign shares are denominated in local country currencies, a gain in the value of the local currencies versus the dollar increases the value of the investment in US dollar terms.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2007 was 16.78%. This compares to the 18.17% return for the benchmark and 18.46% average return for the 103 funds in the fund's Lipper peer group, European Region Funds.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 5 through 10 for the performance of other share classes and for more complete performance information.)

3 The Lipper European Region Funds category comprises funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. Category returns assume reinvestment of dividends. It is not possible to invest into a Lipper category.

Q: What elements of the fund's positioning helped and hurt its performance?

A: When looking at the fund's performance, it is important to keep in mind that our stock selection process is largely bottom-up, meaning that we base our investment decisions on the underlying fundamentals of the companies in which we invest. With that as a backdrop, the fund's country positions — a residual effect of our individual stock picks — weighed on performance during the period. The fund was underweight in Germany and Spain, which outperformed, and overweight in Sweden and the Netherlands, which lagged. In addition, the fund held a below-benchmark weight in the materials sector, which outpaced the broader market by a wide margin.4

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of individual stocks, merger and acquisition activity boosted the performance of three fund holdings. ABN AMRO Holding NV received a hostile bid from the Royal Bank of Scotland, while shares of Puma AG rose nearly 10% in a day after the company received a bid from the French luxury goods group PPR. In addition, the Spanish tobacco company Altadis SA saw its shares rise on speculation that it would be bid for by the United Kingdom's Imperial Tobacco. All three holdings were sold from the fund, reflecting our belief that there is little in the way of additional upside in these shares.

Also contributing to performance were Paddy Power PLC, Astaldi SpA and Daily Mail & General Trust. Paddy Power, a long-term fund holding based in Ireland, performed well as the continued migration of gambling to the Internet helped fuel strong results. The stock was also helped by the fact that the company has no operations in the United States, where on-line gambling has been banned. Astaldi, meanwhile, is an Italian civil construction firm that we originally purchased for the fund in 2004 on the belief that its shares were significantly undervalued. The company has since delivered strong results, creating a catalyst for the stock to rise to a level that in our view fully reflected our view of its medium-term prospects. The stock has since been sold from the fund. We purchased Daily Mail in November 2006, when its shares were depressed by concerns about the weak advertising market in the United Kingdom. Our belief was that its broad portfolio of media assets, which includes profitable on-line properties, meant that it was more than just an old-line newspaper company — a widely held view that left room for the company to exceed the market's muted growth expectations. This analysis so far has proven correct, and the stock has performed well for the fund. It remains in the portfolio as a long-term holding.

The two largest detractors from performance were HSBC Holdings PLC and ING Groep NV, but as we will discuss later in the report, we took advantage of the weakness in these stocks by adding to the fund's positions. Both were hurt by the fact that large-cap financial stocks have been out of favor with the markets. In addition, ING shares were dampened further by concerns about regulatory changes in the Dutch insurance industry, while HSBC was pressured by the company's exposure to the weak subprime loan market in the United States. It should be noted, however, that subprime loans make up only 5% of the company's total business — supporting our view that the market overreacted to this issue. We continue to view both stocks as long-term holdings.

Q: What are some key elements of the fund's positioning?

A: In recent shareholder reports, we discussed how some of the best opportunities Europe had to offer were among small- and mid-size companies. The fund had some notable winners in these areas during the past two years, such as Banca Italease and Paddy Power. However, throughout the past six months our research has shown that valuations have become more expensive among small- and mid-caps, which as a group have benefited from acquisition speculation. To fund this speculation, investors have been reducing their positions in the region's mega-cap stocks. The result is that many large-caps are trading at the low end of their historical valuation ranges. In addition, many offer high dividend yields, an important component of long-term performance that is often overlooked in rising markets. We therefore purchased shares in companies such as Nestle SA, the financial stocks HSBC, ING and Assicurazioni Generali SpA, and the energy companies BP PLC, Royal Dutch Shell PLC and Eni SpA. We are confident that this contrarian approach can help the fund keep pace if the markets continue to rise, and will help protect some of the gains of the past three years if the markets weaken.

We are also finding opportunities in another area of the market that has been somewhat neglected: the stocks known in the late 1990s as "TMT" — technology, media and telecommunications. These sectors have not kept pace with the broader market, yet we are finding a number of reasonably valued companies with excellent long-term growth prospects. Recent purchases in this area include Vodafone Group PLC, the UK-based cellular provider, Reed Elsevier PLC, the British publishing company that is boosting growth by migrating more of its products on-line, Wolters Kluwer NV, a professional publishing company based in the Netherlands, and ARM Holdings PLC, a UK supplier of outsourced architecture to the semiconductor industry.

Q: Do you have any closing thoughts for investors?

A: In the fast-moving, speculative market environment of recent months, it is easy for many investors to overlook the importance of a fundamentally driven, research-based approach. We believe our strategy of making long-term investments in undervalued companies will continue to hold the fund in good stead, particularly if the investment environment becomes more challenging in the coming months.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/07	10/31/06

United Kingdom	41%	28%
Netherlands	15%	14%
France	11%	11%
Sweden	10%	13%
Italy	7%	9%
Germany	4%	6%
Switzerland	3%	3%
Ireland	3%	3%
Denmark	3%	5%
Finland	1%	2%
Spain	—	4%
Other	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/07	10/31/06

Financials	25%	28%
Consumer Discretionary	15%	16%
Consumer Staples	15%	9%
Energy	12%	9%
Industrials	10%	12%
Information Technology	7%	5%
Materials	6%	8%
Health Care	5%	6%
Telecommunication Services	4%	4%
Utilities	1%	3%
	100%	100%

Geographical and sector diversification are subjected to change.

Ten Largest Equity Holdings at April 30, 2007 (36.4% of Net Assets)
1. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	4.6%
2. ING Groep NV Provider of financial services to individuals, corporations and other institutions	Netherlands	4.5%
3. BP PLC Exporter and producer of oil and natural gas	United Kingdom	4.4%
4. Swedish Match AB Produces and markets tobacco products	Sweden	3.9%
5. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	3.7%
6. Nestle SA Producer and seller of food products	Switzerland	3.5%
7. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	3.4%
8. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.9%
9. Eni SpA Provider of oilfield and engineering services	Italy	2.8%
10. Concordia Maritime AB Owns and operates oil tankers	Sweden	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 99.2%
Denmark 2.7%
A P Moller-Maersk AS (a)	593	6,707,889
Bang & Olufsen AS "B" (a)	21,200	2,748,515
Danske Bank AS	152,100	7,095,761
(Cost $14,201,242)		16,552,165
Finland 0.8%
Kemira Oyj (a) (Cost $2,752,298)	196,600	4,761,705
France 10.8%
Axa	270,673	12,371,991
Bacou-Dalloz	12,620	1,746,982
BNP Paribas	75,873	8,781,047
Cap Gemini SA (a)	77,118	5,815,819
France Telecom SA	107,233	3,125,994
Lafarge SA	46,312	7,489,362
PPR	64,900	11,251,284
Rhodia SA*	1,255,589	5,110,177
Sanofi-Aventis	107,114	9,835,961
(Cost $51,852,474)		65,528,617
Germany 3.6%
Bayerische Motoren Werke AG	144,452	8,920,069
GfK AG	72,600	3,349,195
Siemens AG (Registered)	78,675	9,501,011
(Cost $18,460,308)		21,770,275
Ireland 2.9%
DCC PLC	24,000	804,040
Greencore Group PLC	875,902	5,486,725
Kerry Group PLC "A"	248,684	7,413,948
Paddy Power PLC	132,311	3,680,461
(Cost $13,247,744)		17,385,174
Italy 6.9%
Assicurazioni Generali SpA	184,200	8,472,784
Eni SpA	516,800	17,148,953
UniCredito Italiano SpA	1,541,100	15,796,632
(Cost $37,255,664)		41,418,369
Netherlands 15.4%
Corporate Express (a)	259,900	3,565,232
Heineken NV	229,446	12,254,909
ING Groep NV (CVA)	592,600	26,901,124
Koninklijke (Royal) Philips Electronics NV	147,800	6,044,339
Koninklijke BAM Groep NV	298,900	7,905,883
Koninklijke DSM NV	133,078	6,344,136
Royal Dutch Shell PLC "B"	366,214	12,976,771
TNT NV	155,000	6,982,488
Wolters Kluwer NV (a)	327,700	9,958,265
(Cost $77,306,164)		92,933,147
Norway 1.0%
EDB Business Partner ASA (a) (Cost $5,264,984)	635,300	5,911,296
Sweden 10.3%
AB Lindex (a)	339,600	4,590,963
Autoliv, Inc. (SDR)	119,300	6,906,301
Concordia Maritime AB "B" (a)	2,491,300	16,110,540
Eniro AB (a)	798,284	10,644,366
Swedish Match AB (a)	1,284,800	23,715,566
(Cost $54,660,941)		61,967,736
Switzerland 3.5%
Nestle SA (Registered) (Cost $19,099,854)	53,110	21,041,035
United Kingdom 40.3%
Anglo American PLC	143,053	7,570,760
ARM Holdings PLC	4,169,388	11,097,988
BAE Systems PLC	988,092	8,967,845
BP PLC	2,368,254	26,609,111
Daily Mail & General Trust "A"	683,901	11,388,601
Diageo PLC	612,008	12,907,234
Dicom Group PLC	3,084,435	14,289,426
GlaxoSmithKline PLC	778,998	22,539,248
Group 4 Securicor PLC	1,579,436	7,209,903
HSBC Holdings PLC	1,513,875	28,540,496
International Power PLC	617,272	5,393,100
Lloyds TSB Group PLC	597,466	6,889,591
Old Mutual PLC	2,244,149	7,967,522
Reed Elsevier PLC	1,094,222	13,865,473
Resolution PLC	604,929	7,802,062
Rexam PLC	690,954	7,229,901
Royal Bank of Scotland Group PLC	464,406	17,771,769
The Sage Group PLC	1,020,922	5,354,439
Vodafone Group PLC	7,110,105	20,239,589
(Cost $224,000,572)		243,634,058
United States 1.0%
Reynolds American, Inc. (a) (Cost $6,063,060)	95,800	6,156,107
Total Common Stocks (Cost $524,165,305)		599,059,684

Securities Lending Collateral 13.1%
Daily Assets Fund Institutional, 5.33% (b) (c) (Cost $79,339,829)	79,339,829	79,339,829

Cash Equivalents 0.0%
Cash Management QP Trust, 5.31% (b) (Cost $3,068)	3,068	3,068
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $603,508,202)+	112.3	678,402,581
Other Assets and Liabilities, Net	(12.3)	(74,372,111)
Net Assets	100.0	604,030,470
* Non-income producing security
+ The cost for federal income tax purposes was $607,280,249. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $71,122,332. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $72,232,216 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,109,884.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $75,540,137 which is 12.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management America Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

CVA: Certificaten Van Aandelen

SDR: Swedish Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $524,165,305) — including $75,540,137 of securities loaned	$ 599,059,684
Investment in Daily Assets Fund Institutional (cost $79,339,829)*	79,339,829
Investment in Cash Management QP Trust (cost $3,068)	3,068
Total investments in securities, at value (cost $603,508,202)	678,402,581
Cash	2
Foreign currency, at value (cost $55,737)	55,200
Receivable for investments sold	9,900,590
Dividends receivable	3,852,497
Interest receivable	101,269
Receivable for Fund shares sold	199,180
Foreign taxes recoverable	157,932
Other assets	50,904
Total assets	692,720,155
Liabilities
Payable for investments purchased	6,249,638
Payable for Fund shares redeemed	363,185
Payable upon return of securities loaned	79,339,829
Notes payable	1,700,000
Accrued management fee	317,708
Other accrued expenses and payables	719,325
Total liabilities	88,689,685
Net assets, at value	$ 604,030,470
Net Assets
Net assets consist of: Distributions in excess of net investment income	(2,792,882)
Net unrealized appreciation (depreciation) on: Investments	74,894,379
Foreign currency related transactions	50,320
Accumulated net realized gain (loss)	13,996,700
Paid-in capital	517,881,953
Net assets, at value	$ 604,030,470
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($123,527,961 ÷ 3,025,614 shares of capital stock outstanding, $.01 par value, 50,000,000 of shares authorized)	$ 40.83
Maximum offering price per share (100 ÷ 94.25 of $40.83)	$ 43.32

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,814,307 ÷ 144,070 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 40.36

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,842,238 ÷ 194,159 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 40.39
Class S Net Asset Value, offering and redemption price(a) per share ($429,527,616 ÷ 10,498,608 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)	$ 40.91

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($37,318,348 ÷ 902,328 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)
$ 41.36
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $699,698)	$ 7,228,328
Interest — Cash Management QP Trust	146,496
Interest	10,435
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	213,857
Total Income	7,599,116
Expenses: Management fee	1,885,829
Administration fee	291,124
Services to shareholders	596,915
Distribution service fees	229,785
Custodian fee	168,149
Auditing	41,159
Legal	12,991
Directors' fees and expenses	10,274
Reports to shareholders	93,500
Registration fees	31,441
Interest expense	43,505
Other	17,395
Total expenses	3,422,067
Net investment income (loss)	4,177,049
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	68,249,857
Foreign currency related transactions	(154,570)
68,095,287
Net unrealized appreciation (depreciation) during the period on: Investments	19,456,048
Foreign currency related transactions	38,826
19,494,874
Net gain (loss) on investment transactions	87,590,161
Net increase (decrease) in net assets resulting from operations	$ 91,767,210

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ 4,177,049	$ 14,798,809
Net realized gain (loss) on investment transactions	68,095,287	105,598,502
Net unrealized appreciation (depreciation) during the period on investment transactions	19,494,874	28,699,663
Net increase (decrease) in net assets resulting from operations	91,767,210	149,096,974
Distributions to shareholders from: Net investment income: Class A	(7,696,751)	(3,080,404)
Class B	(310,334)	(146,652)
Class C	(300,677)	(101,297)
Class AARP	—	(99,698)
Class S	(20,814,169)	(8,993,668)
Institutional Class	(1,458,213)	(501,010)
Fund share transactions: Proceeds from shares sold	25,183,591	76,286,679
Reinvestment of distributions	27,790,134	11,638,950
Cost of shares redeemed	(87,534,033)	(121,504,327)
Redemption fees	3,451	11,834
Net increase (decrease) in net assets from Fund share transactions	(34,556,857)	(33,566,864)
Increase (decrease) in net assets	26,630,209	102,607,381
Net assets at beginning of period	577,400,261	474,792,880
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $2,792,882 and $23,610,213, respectively)	$ 604,030,470	$ 577,400,261

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 36.80	$ 28.44	$ 24.77	$ 21.16	$ 18.06	$ 22.13
Income (loss) from investment operations: Net investment income (loss)[b]	.25	.89[f]	.59[e]	.23	.18	.06
Net realized and unrealized gain (loss) on investment transactions	5.75	8.25	3.47	3.61	2.99	(4.09)
Total from investment operations	6.00	9.14	4.06	3.84	3.17	(4.03)
Less distributions from: Net investment income	(1.97)	(.78)	(.39)	(.23)	(.07)	(.04)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 40.83	$ 36.80	$ 28.44	$ 24.77	$ 21.16	$ 18.06
Total Return (%)[c]	16.78**	32.78	16.49	18.21[d]	17.59[d]	(18.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	124	144	115	1	2	1
Ratio of expenses before expense reductions (%)	1.32*	1.37	1.41	1.66	1.65	1.66
Ratio of expenses after expense reductions (%)	1.32*	1.37	1.41	1.64	1.65	1.66
Ratio of net investment income (loss) (%)	1.29*	2.69[f]	2.16	.98	1.02	.25
Portfolio turnover rate (%)	125*	203	168	104	71	89
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share includes nonrecurring dividend income amounting to $0.14 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 36.16	$ 27.94	$ 24.38	$ 20.84	$ 17.85	$ 22.02
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.58[f]	.31[e]	.04	.05	(.10)
Net realized and unrealized gain (loss) on investment transactions	5.68	8.10	3.43	3.54	2.94	(4.07)
Total from investment operations	5.75	8.68	3.74	3.58	2.99	(4.17)
Less distributions from: Net investment income	(1.55)	(.46)	(.18)	(.04)	—	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 40.36	$ 36.16	$ 27.94	$ 24.38	$ 20.84	$ 17.85
Total Return (%)[c]	16.26**	31.43	15.40[d]	17.20[d]	16.75	(18.97)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	9.37		.24	.25
Ratio of expenses before expense reductions (%)	2.28*	2.36	2.65	2.54	2.45	2.46
Ratio of expenses after expense reductions (%)	2.28*	2.36	2.46	2.49	2.45	2.46
Ratio of net investment income (loss) (%)	.33*	1.70[f]	1.11	.13	.22	(.55)
Portfolio turnover rate (%)	125*	203	168	104	71	89
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share includes nonrecurring dividend income amounting to $0.14 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 36.22	$ 27.99	$ 24.39	$ 20.84	$ 17.86	$ 22.01
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.61[f]	.35[e]	.05	.04	(.10)
Net realized and unrealized gain (loss) on investment transactions	5.68	8.12	3.44	3.54	2.94	(4.05)
Total from investment operations	5.76	8.73	3.79	3.59	2.98	(4.15)
Less distributions from: Net investment income	(1.59)	(.50)	(.19)	(.04)	—	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 40.39	$ 36.22	$ 27.99	$ 24.39	$ 20.84	$ 17.86
Total Return (%)[c]	16.30**	31.60[d]	15.57[d]	17.25	16.69	(18.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	6.74		.36	.28
Ratio of expenses before expense reductions (%)	2.21*	2.26	2.35	2.45	2.45	2.43
Ratio of expenses after expense reductions (%)	2.21*	2.26	2.30	2.45	2.45	2.43
Ratio of net investment income (loss) (%)	.40*	1.80[f]	1.27	.17	.22	(.52)
Portfolio turnover rate (%)	125*	203	168	104	71	89
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share includes nonrecurring dividend income amounting to $0.14 per share.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 36.89	$ 28.49	$ 24.82	$ 21.21	$ 18.11	$ 22.17
Income (loss) from investment operations: Net investment income (loss)[b]	.29	.94[e]	.63[d]	.27	.23	.11
Net realized and unrealized gain (loss) on investment transactions	5.76	8.26	3.51	3.62	2.99	(4.10)
Total from investment operations	6.05	9.20	4.14	3.89	3.22	(3.99)
Less distributions from: Net investment income	(2.03)	(.80)	(.47)	(.28)	(.12)	(.07)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 40.91	$ 36.89	$ 28.49	$ 24.82	$ 21.21	$ 18.11
Total Return (%)	16.92**	32.95	16.77[c]	18.41[c]	17.87[c]	(18.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	430	385	328	347	369	421
Ratio of expenses before expense reductions (%)	1.11*	1.23	1.29	1.53	1.45	1.38
Ratio of expenses after expense reductions (%)	1.11*	1.23	1.28	1.46	1.45	1.38
Ratio of net investment income (loss) (%)	1.50*	2.83[e]	2.29	1.16	1.22	.53
Portfolio turnover rate (%)	125*	203	168	104	71	89
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share includes nonrecurring dividend income amounting to $0.14 per share.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 36.84	$ 28.50	$ 28.63
Income (loss) from investment operations: Net investment income (loss)	.33[c]	1.00[c,d]	.56
Net realized and unrealized gain (loss) on investment transactions	5.80	8.25	(.69)
Total from investment operations	6.13	9.25	(.13)
Less distributions from: Net investment income	(1.61)	(.91)	—
Redemption fees***	.00	.00	.00
Net asset value, end of period	$ 41.36	$ 36.84	$ 28.50
Total Return (%)	17.04**	33.23	(.45)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	34	13
Ratio of expenses (%)	.89*	1.05	1.09*
Ratio of net investment income (loss) (%)	1.72*	3.01[d]	3.09*
Portfolio turnover rate (%)	125*	203	168
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from March 14, 2005 (commencement of operations of Institutional Class shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.48 per share and 1.45% of average daily net assets, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Europe Equity Fund (the "Fund") is a diversified series of the DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for significant events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $51,961,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2010 ($16,715,000) and October 31, 2011 ($35,246,000), the expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $365,618,159 and $423,105,424, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

For the period from November 1, 2006 through March 13, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.40%
Class B	2.46%
Class C	2.30%
Class S	1.18%
Institutional Class	1.11%

Administration Fee. Pursuant to the Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $291,124, of which $49,113 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2007
Class A	$ 94,088	$ 33,987
Class B	12,127	8,430
Class C	11,663	5,377
Class S	264,349	136,016
Institutional Class	—	1,024
	$ 382,227	$ 184,834

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 26,321	$ 3,402
Class C	27,587	4,628
	$ 53,908	$ 8,030

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 158,598	$ 44,544.24%
Class B	8,658	2,414.25%
Class C	8,621	3,083.23%
	$ 175,877	$ 50,041

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $14,397.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and Class C shares aggregated $3,312 and $51, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, DWS-SDI received $325.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,287, of which $9,542 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At April 30, 2007, the Fund had a $1,700,000 outstanding loan. Interest expense incurred on the borrowing was $24,660 for the six months ended April 30, 2007. The average dollar amount of the borrowings was $12,895,833, the weighted average interest rate on these borrowings was 5.78% and the Fund had a loan outstanding for twelve days throughout the period.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	245,293	$ 9,357,344	714,556	$ 24,231,396
Class B	18,655	702,299	73,846	2,536,953
Class C	25,516	973,336	52,852	1,738,786
Class AARP*	—	—	64,344	2,163,222
Class S	361,137	13,897,862	438,154	14,850,883
Institutional Class	6,669	252,750	926,695	30,765,439
		$ 25,183,591		$ 76,286,679
Shares issued to shareholders in reinvestment of distributions
Class A	171,774	$ 6,365,985	82,780	$ 2,470,995
Class B	8,107	297,854	4,625	136,844
Class C	7,202	264,835	3,049	90,237
Class AARP*	—	—	3,158	94,269
Class S	522,859	19,403,292	279,210	8,345,595
Institutional Class	38,895	1,458,168	16,813	501,010
		$ 27,790,134		$ 11,638,950
Shares redeemed
Class A	(1,293,033)	$ (48,566,739)	(930,186)	$ (30,817,637)
Class B	(107,508)	(4,019,183)	(192,921)	(6,365,377)
Class C	(28,195)	(1,077,861)	(85,277)	(2,754,783)
Class AARP*	—	—	(26,601)	(866,092)
Class S	(828,858)	(31,795,460)	(1,959,399)	(64,585,771)
Institutional Class	(54,570)	(2,074,790)	(479,777)	(16,114,667)
		$ (87,534,033)		$ (121,504,327)
Shares converted*
Class AARP	—	$ —	(170,450)	$ (5,574,449)
Class S	—	—	170,211	5,574,449
		$ —		$ —
Redemption fees		$ 3,451		$ 11,834
Net increase (decrease)
Class A	(875,966)	$ (32,842,075)	(132,850)	$ (4,111,931)
Class B	(80,746)	(3,018,266)	(114,450)	(3,689,486)
Class C	4,523	160,321	(29,376)	(925,329)
Class AARP*	—	—	(129,549)	(4,182,440)
Class S	55,138	1,507,035	(1,071,824)	(35,809,460)
Institutional Class	(9,006)	(363,872)	463,731	15,151,782
		$ (34,556,857)		$ (33,566,864)
* On July 14, 2006, Class AARP shares converted into Class S shares.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SERAX	SERBX	SERCX	SERNX
CUSIP Number	23337R 601	23337R 700	23337R 809	23337R 866
Fund Number	477	677	777	1477
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCGEX
Fund Number	2077

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Europe Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Europe Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007